Statements of Net Assets Available for Benefits - Employees' Profit Sharing and 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 766,696,015	$ 761,535,758
Notes receivable from participants	24,364,049	22,567,678
Employer contribution receivable	458,424	639,586
Due from investment broker	168,348
Total Assets	791,686,836	784,743,022
Liabilities
Due to investment broker (equal to total liabilities)		(39,338)
Net assets available for benefits	$ 791,686,836	$ 784,703,684